UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

TON Strategy Company

(Exact name of registrant as specified in charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3024 Sierra Juniper Ct Las Vegas, Nevada	89138
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TONX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment is being filed solely to replace Exhibit 3.1 to the Current Report on Form 8-K originally filed on August 29, 2025 (the “Original 8-K”) with the correct version of such exhibit. Exhibit 3.1 hereto supersedes and replaces in its entirety Exhibit 3.1 filed as an exhibit to the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Articles of Incorporation, effective as of September 2, 2025
3.2*	Amended and Restated Bylaws of the Company, as amended, effective as of September 2, 2025
99.1*	Press release, dated August 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed or furnished with the Original 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TON Strategy Company

	By:	/s/ Veronika Kapustina
	Name:	Veronika Kapustina
Chief Executive Officer

Date: September 17, 2025